UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 5, 2025

KILROY REALTY CORPORATION
KILROY REALTY, L.P.
(Exact name of registrant as specified in its charter)

Kilroy Realty Corporation	Maryland	001-12675	95-4598246
	(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

Kilroy Realty, L.P.	Delaware	000-54005	95-4612685
	(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)
12200 W. Olympic Boulevard, Suite 200, Los Angeles, California, 90064
(Address of principal executive offices) (Zip Code)
(310)
481-8400
(Registrant’s telephone number, including area code)
N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Name of each exchange on which registered	Symbol
Kilroy Realty Corporation	Common Stock, $.01 par value	New York Stock Exchange	KRC
Securities registered pursuant to Section 12(g) of the Act:

Registrant	Title of each class
Kilroy Realty, L.P.	Common Units Representing Limited Partnership Interests
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2).
Kilroy Realty Corporation:
Emerging growth company ☐
Kilroy Realty, L.P.:
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Kilroy Realty Corporation ☐	Kilroy Realty, L.P. ☐

ITEM 1.01	ENTRY INTO A MATERIAL AGREEMENT
The information set forth in Item 2.03 of this Current Report on Form
8-K
is incorporated by reference into this Item 1.01.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
On August 8, 2025, Kilroy Realty, L.P. (the “Operating Partnership”) and Kilroy Realty Corporation (the “Company”) completed an underwritten public offering of $400,000,000 aggregate principal amount of its 5.875% Senior Notes due 2035 (the “Notes”).
The Notes are fully and unconditionally guaranteed by the Company (the “Guarantee”). The terms of the Notes are governed by an indenture, dated as of March 1, 2011 (the “Base Indenture”), by and among the Issuer, the Company and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, as trustee (the “Trustee”), as amended and supplemented by a supplemental indenture, dated as of July 5, 2011, among the Issuer, the Company and the Trustee (the “Supplemental Indenture”; the Base Indenture, as amended and supplemented by the Supplemental Indenture, is hereinafter called the “Indenture”), and an officers’ certificate, dated as of August 8, 2025, establishing the form and terms of the Notes and Guarantees pursuant to the Indenture (the “Officers’ Certificate”). The Indenture contains various restrictive covenants, including limitations on the ability of the Issuer and its subsidiaries to incur additional indebtedness and requirements to maintain a pool of unencumbered assets. Copies of the Base Indenture, the Supplemental Indenture and the Officers’ Certificate, which are being filed herewith or incorporated by reference, as the case may be, are attached as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, to this Current Report on Form
8-K.
The Notes are the Operating Partnership’s senior unsecured obligations and rank equally in right of payment with all of the Operating Partnership’s other existing and future senior unsecured indebtedness. However, the Notes are effectively subordinated in right of payment to all of the Operating Partnership’s existing and future mortgage indebtedness and other secured indebtedness (to the extent of the value of the collateral securing such indebtedness); all existing and future indebtedness and other liabilities, whether secured or unsecured, of the Operating Partnership’s subsidiaries and of any entity the Operating Partnership accounts for using the equity method of accounting; and all existing and future preferred equity not owned by the Operating Partnership, if any, in the Operating Partnership’s subsidiaries and in any entity the Operating Partnership accounts for using the equity method of accounting. The Notes bear interest at 5.875% per annum. Interest is payable on the Notes on April 15 and October 15 of each year, beginning April 15, 2026, until the maturity date of October 15, 2035.
The Operating Partnership may, at its option, redeem the Notes at any time in whole or from time to time in part at the applicable redemption price described in Annex I to the Officers’ Certificate.
The descriptions of the Base Indenture, the Supplemental Indenture and the Officers’ Certificate are summaries and are qualified in their entirety by the terms of the Base Indenture, the Supplemental Indenture and the Officers’ Certificate, respectively.

ITEM 8.01	OTHER EVENTS
Completion of Underwritten Public Offering
On August 5, 2025, the Operating Partnership and the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters (the “Underwriters”) listed on Schedule A attached thereto, relating to the public offering by the Operating Partnership of $400,000,000 aggregate principal amount of the Notes. A copy of the underwriting agreement is attached as Exhibit 1.1 to this Current Report on Form
8-K
and is incorporated herein by reference. The description of the Underwriting Agreement in this Current Report on Form
8-K
is a summary and is qualified in its entirety by the terms of the Underwriting Agreement.
On August 8, 2025, the Operating Partnership completed such underwritten public offering of $400,000,000 aggregate principal amount of the Notes, which are fully and unconditionally guaranteed by the Company. The Notes were offered pursuant to an effective shelf registration statement on Form
S-3ASR
filed with the Securities and Exchange Commission (the “SEC”) on July 29, 2025 (Registration Nos.
333-289051
and
333-289051-01)
(the “New Registration Statement”), a base prospectus included therein, dated July 29, 2025, and a prospectus supplement, dated August 5, 2025, filed with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended. In connection with the filing of the prospectus supplement, the Company is filing as Exhibit 5.1 to this Current Report on Form
8-K
an opinion of the Operating Partnership’s counsel, Latham & Watkins LLP, regarding the validity of the Notes and related Guarantee, and as Exhibit 5.2 to this Current Report on Form
8-K
an opinion of the Company’s counsel, Ballard Spahr LLP, regarding certain Maryland law issues.
Entry into Amendment to Sales Agreement
On July 29, 2025, the Company and the Operating Partnership filed the New Registration Statement with the SEC to replace their existing automatic shelf registration statement on Form
S-3ASR
(Nos.
333-267440
and
333-267440-01)
filed with the SEC on September 15, 2022 (the “Prior Registration Statement”). Upon effectiveness of the New Registration Statement on July 29, 2025, the Prior Registration Statement was deemed terminated.
In connection with the filing of the New Registration Statement, on August 8, 2025, the Company filed with the SEC a prospectus supplement (the “ATM Prospectus Supplement”) relating to its existing
“at-the-market”
equity offering of shares of the Company’s common stock, par value $0.01 per share (“Common Stock”) having an aggregate gross sales price of up to $500,000,000 (the “ATM Program”). No shares of the Company’s Common

Stock were offered and sold under the ATM Program prior to the termination of the Prior Registration Statement, and therefore shares of the Company’s Common Stock having an aggregate gross sales price of up to $500,000,000 remain available for offer and sale under the ATM Prospectus Supplement and the New Registration Statement.
In addition, in connection with the filing of the New Registration Statement and the ATM Prospectus Supplement, on August 8, 2025, the Company and the Operating Partnership entered into an amendment (the “Amendment”) to the
“at-the
market” equity offering sales agreement dated March 1, 2024 (the “Sales Agreement”) with (i) Barclays Capital Inc., BMO Capital Markets Corp., BNY Mellon Capital Markets, LLC, BofA Securities, Inc., BTIG, LLC, Jefferies LLC, J.P. Morgan Securities LLC, KeyBanc Capital Markets Inc., Nomura Securities International, Inc., Scotia Capital (USA) Inc. and Wells Fargo Securities, LLC, each as sales agent and/or principal and/or forward seller (each an “Agent” and, together, the “Agents” and when acting in their capacity as agents for the forward purchasers, each a “Forward Seller” and together, the “Forward Sellers”), and (ii) Barclays Bank PLC, Bank of Montreal, The Bank of New York Mellon, Bank of America, N.A., Jefferies LLC, JPMorgan Chase Bank, National Association, KeyBanc Capital Markets Inc., Nomura Global Financial Products, Inc., The Bank of Nova Scotia and Wells Fargo Bank, National Association, as forward purchasers (each a “Forward Purchaser” and, together, the “Forward Purchasers”), relating to (i) the issuance and sale by the Company to or through the Agents, from time to time, of shares of Common Stock (the “Issuance Shares”), and (ii) the sale by the Forward Sellers, as agents on behalf of the Forward Purchasers, of shares of Common Stock (together with the Issuance Shares, the “Securities”).
The purpose of the Amendment was to contemplate the sales of the remaining shares of Common Stock under the Sales Agreement pursuant to the New Registration Statement and the ATM Prospectus Supplement. The material terms of the Sales Agreement, including the aggregate gross sales price of shares of Common Stock that may be offered and sold from time to time, otherwise remain unchanged. The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment filed as Exhibit 1.2 to this Current Report on Form
8-K
and incorporated herein by reference.
In connection with the filing of the ATM Prospectus Supplement, the
Company
is filing as Exhibit 5.3 to this Current Report on Form
8-K
the legal opinion of its counsel, Ballard Spahr LLP, regarding the legality of the Securities to be issued by the Company and covered by the ATM Prospectus Supplement.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.

1.1*	Underwriting Agreement, dated August 5, 2025, by and among Kilroy Realty, L.P., Kilroy Realty Corporation and Wells Fargo Securities, LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters named on Schedule A thereto.

1.2*	Amendment No. 1 to Sales Agreement, dated August 8, 2025, among the Company, the Operating Partnership, the Sales Agents, the Forward Sellers and the Forward Purchasers.

4.1 (1)	Indenture, dated March 1, 2011, by and among Kilroy Realty, L.P., as issuer, Kilroy Realty Corporation, as guarantor, and U.S. Bank National Association, as trustee.

4.2 (2)	Supplemental Indenture, dated July 5, 2011, by and among Kilroy Realty, L.P., as issuer, Kilroy Realty Corporation, as guarantor, and U.S. Bank National Association, as trustee.

4.3*	Officers’ Certificate, dated August 8, 2025, pursuant to Sections 102, 201, 301 and 303 of the Indenture dated March 1, 2011, as amended and supplemented, among Kilroy Realty, L.P., as issuer, Kilroy Realty Corporation, as guarantor, and U.S. Bank National Association, as trustee, establishing a series of securities entitled “5.875% Senior Notes due 2035,” including the form of 5.875% Senior Note due 2035 and the form of related guarantee.

5.1*	Opinion of Latham & Watkins LLP.

5.2*	Opinion of Ballard Spahr LLP.

5.3*	Opinion of Ballard Spahr LLP.

23.1*	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

23.2*	Consent of Ballard Spahr LLP (included in Exhibit 5.2).

23.3*	Consent of Ballard Spahr LLP (included in Exhibit 5.3).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document ).

*	Filed herewith
(1)	Previously filed by Kilroy Realty Corporation and Kilroy Realty, L.P. as exhibit 4.1 to the Registration Statement on Form S-3 filed with the Securities and Exchange Commission on October 2, 2013.
(2)	Previously filed by Kilroy Realty Corporation and Kilroy Realty, L.P. as exhibit 4.2 to the Registration Statement on Form S-3 filed with the Securities and Exchange Commission on October 2, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kilroy Realty Corporation
Date: August 8, 2025

	By:	/s/ Merryl E. Werber
Merryl E. Werber
Senior Vice President,
Chief Accounting Officer and Controller
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kilroy Realty, L.P.
Date: August 8, 2025

	By:	Kilroy Realty Corporation,
Its general partner

	By:	/s/ Merryl E. Werber
Merryl E. Werber
Senior Vice President,
Chief Accounting Officer